UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                                  ___________

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 17, 2009
                                  ___________

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Washington                     0-20800                 91-1572822
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                111 North Wall Street, Spokane, Washington 99201
              (Address of principal executive offices) (Zip Code)

                                 (509) 458-3711
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01     Entry into a Material Definitive Agreement.

     On December 21, 2009, Sterling Financial Corporation, ("Sterling") entered into an Indemnification Agreement with James B. Keegan, Jr., a member of the Sterling board of directors.

     A copy of the Indemnification Agreement is furnished as Exhibit 10.1 to this Current Report on Form 8-K. In general, the Indemnification Agreement requires Sterling to indemnify and hold harmless Mr. Keegan to the fullest extent authorized by Washington law and other applicable laws, rules and regulations, and to provide indemnification against third-party proceedings, subject to certain exceptions. The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete copy of the document attached hereto as Exhibit 10.1 which is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On December 17, 2009, Mr. Keegan gave Sterling notice of his intent to resign, effective December 22, 2009, from the Sterling Board of Directors as a result of health issues related to congestive heart failure that is progressing.


Item 9.01     Financial Statements and Exhibits.

     (d)  The  following  exhibit  is  being  furnished  herewith:

Exhibit No.     Exhibit Description
----------      -------------------

10.1 Form of Indemnification Agreement between Sterling Financial Corporation and James B. Keegan, Jr.

                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        STERLING FINANCIAL CORPORATION
                                        ------------------------------
                                                (Registrant)


 December 23, 2009                      By: /s/  Daniel G. Byrne
--------------------                        ------------------------
      Date                                  Daniel G. Byrne
                                            Executive Vice President, Assistant
                                            Secretary and Principal Financial
                                            Officer